AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of December 3, 1999, by and among SF HOLDINGS GROUP, INC., a Delaware corporation ("Parent"), SF HOLDINGS ACQUISITION CORP., a Delaware corporation ("Merger
Sub"), and CREATIVE  EXPRESSIONS  GROUP, INC., a Delaware  corporation  ("CEG").


                                    RECITALS

         The authorized  number of shares of Parent is 1,920,000 shares of which
(i) 1,500,000 are Class A Common Stock, par value $.001 per share, of which 562,583.8 shares are issued and outstanding; (ii) 100,000 shares are Class B Common Stock, par value $.001 per share, of which 56,458.6 shares are currently issued and outstanding; (iii) 200,000 shares are Class C Common Stock, par value $.001 per share, of which 39,900 shares are currently issued and outstanding;
(iv) 20,000 shares are Exchangeable Preferred Stock, par value $.001 per share, of which 3,000 shares are currently issued and outstanding; and (v) 100,000 shares are Class B Preferred Stock, $.001 per share, of which 15,000 shares are currently issued and outstanding.

         The authorized number of shares of CEG is 2000 shares of which (i) 1,000 shares are Class A Common Stock, par value $.01 per share, of which
112.196 shares are issued and outstanding and (ii) 1,000 shares are Class B Common Stock, par value $.01 per share, of which no shares are issued and outstanding.

         The authorized number of shares of Merger Sub is 100 shares of Common Stock, par value $.01 per share, of which 100 shares are currently issued and outstanding and owned by Parent.

         The parties intend that Merger Sub will merge with and into CEG (the "Merger"), with CEG to be the surviving corporation of the merger (the "Surviving Corporation"), all pursuant to the terms and conditions of this Agreement and the applicable provisions of the Delaware General Corporation Law (the "DGCL"). Upon the effectiveness of the Merger, each share of the issued and outstanding capital stock of Merger Sub will be converted into one share of Class A Common Stock of the Surviving Corporation, and eighty seven percent (87%) of the issued and outstanding shares of capital stock of CEG will be converted into shares of Class B Series 2 Preferred Stock of Parent, as provided in this Agreement.

         The Boards of Directors of Merger Sub and CEG have each determined that it is advisable and in the best interests of their respective stockholders for Merger Sub to merge with and into CEG.

         In furtherance of such transaction, the Boards of Directors of Parent, Merger Sub and CEG have each approved the Merger in accordance with the applicable provisions of the DGCL.

         NOW, THEREFORE, the parties hereto agree as follows:

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                                 PLAN OF MERGER
                                 --------------

         1. The Merger. Subject to and upon the terms and conditions of this Agreement and the DGCL, Merger Sub will be merged with and into CEG, the separate corporate existence of Merger Sub shall cease, and CEG shall continue as the Surviving Corporation as follows:

         (a) Capital Stock of Merger Sub.  Each share  of common stock of Merger
             ---------------------------
Sub, $.01 par value per share (the "Merger Sub Common Stock"), that is issued and outstanding immediately prior to the date and time that the Merger shall become effective (to be referred to as the "Effective Time"), will by virtue of the Merger be cancelled at the Effective Time and, without any further action on the part of any holder thereof, be converted into .9761 share of validly issued, fully paid and non-assessable Class A Common Stock of the Surviving Corporation.

         (b) Capital Stock of CEG.  By  virtue of the  Merger,  and  without any
             --------------------
further action on the part of any holders thereof, eighty seven percent (87%) of the shares (the "Conversion Shares") of common stock, par value $.01 per share, of CEG (the "CEG Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive an aggregate of 15,000 shares of Class B Series 2 Preferred Stock (the "Parent Preferred Stock") of the Parent (the "Merger Consideration"). The Merger Consideration shall be allocated pro rata among the holders of record of the CEG Common Stock (the "Securityholders") as of the Effective Time in proportion to their respective holdings of CEG Common Stock immediately prior to the Effective Time, and the Conversion Shares shall thereupon be cancelled. The remaining thirteen percent (13%) of the shares of CEG Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Merger. Shares of capital stock of CEG held by it in its treasury, if any, will not be deemed outstanding for purposes of this Agreement and will not be converted into shares of Parent Preferred Stock.

         2. Effects of the Merger. At the Effective Time: (a) the separate existence of Merger Sub will cease, Merger Sub will be merged with and into CEG, and CEG will be the Surviving Corporation, pursuant to the terms of this Agreement; (b) the Certificate of Incorporation of CEG immediately prior to the Effective Time will be the Certificate of Incorporation of the Surviving Corporation; (c) the By-laws of CEG immediately prior to the Effective Time will be the By-laws of the Surviving Corporation; (d) the directors of CEG immediately prior to the Effective Time will be the directors of the Surviving Corporation; (e) the officers of CEG immediately prior to the Effective Time will be the officers of the Surviving Corporation; (f) each share of Merger Sub Common Stock outstanding immediately prior to the Effective Time will be converted as provided in Section 1(a); (g) the Conversion Shares will be converted as provided in Section 1(b); and (h) the Merger will, from and after the Effective Time, have all of the effects provided by applicable law, including, without limitation, the DGCL.

         3.  Exchange of CEG Securities.

         (a) Surrender.  At or  after the Effective  Time,  the  Securityholders
             ---------
shall surrender to CEG the certificates representing all of the issued and outstanding shares of CEG Common Stock owned by them immediately prior to the Effective Time, and CEG shall deliver to the Securityholders, on a pro rata basis, (i) certificates representing, in the aggregate, thirteen percent (13%) of the shares of CEG Common Stock issued and outstanding immediately prior to the Effective Time and (ii) certificates representing shares of Parent Preferred Stock as provided in Section 1(b).

         (b) Lost,  Stolen or  Destroyed  Certificates.  In  the event  that any
             -----------------------------------------
certificate representing shares of CEG Common Stock to be delivered pursuant hereto has been lost, stolen or destroyed, in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of that fact by the holder thereof, CEG shall deliver such shares of CEG Common Stock and Parent Preferred Stock as may be required pursuant to Sections 1(b) and 3(a); provided, however, that CEG may, in its discretion and as a condition precedent to such issuance and delivery, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against CEG with respect to the certificate alleged to have been lost, stolen or destroyed.

         4. Effectiveness. This Agreement shall become effective upon the approval thereof by the holders of at least a majority of the issued and outstanding shares of capital stock of Merger Sub and CEG entitled to vote thereon; provided, however, that the Merger may be abandoned at any time prior to the Effective Time, notwithstanding approval by such stockholders, by mutual decision of the boards of directors of Merger Sub and CEG.

         5.  Miscellaneous.

         (a) Governing Law.  The laws of the State of Delaware,  irrespective of
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its choice of law principles,  will govern the validity of this  Agreement,  the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto.

         (b) Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument.

         (c) Severability.    If  any  provision  of  this  Agreement,   or  the
             ------------
application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of the void or unenforceable provision.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

     SF HOLDINGS GROUP, INC.

     /s/ HANS H. HEINSEN
     --------------------------
     Hans H. Heinsen
     Senior Vice President

     SF HOLDINGS ACQUISITION CORP.

     /s/ HANS H. HEINSEN
     --------------------------
     Hans H. Heinsen
     Vice President


     CREATIVE EXPRESSIONS GROUP, INC.

     /s/ HANS H. HEINSEN
     --------------------------
     Hans H. Heinsen
     Chief Financial Officer